UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________________
FORM 8-K
______________________________________________
Current Report
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
September 11, 2024
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MATTEL, INC.
(Exact name of registrant as specified in its charter)
 ______________________________________________

Delaware	001-05647	95-1567322
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
333 Continental Boulevard
El Segundo, California 90245-5012
(Address of principal executive offices including Zip Code)
Registrant's telephone number, including area code
(310) 252-2000
N/A
(Former name or former address, if changed since last report)
  ______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 per share	MAT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.    ☐
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Section 5 – Corporate Governance and Management
Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.
On September 11, 2024, the Compensation Committee (the “Committee”) of the Board of Directors of Mattel, Inc. (the
“Company”), in order to incentivize retention and drive significant Company stock price performance and market outperformance, approved a one-time retention award of performance-based restricted stock units (the “Retention Performance
Grant”) to Ynon Kreiz, the Company’s Chief Executive Officer (“CEO”), under the Company’s Amended and Restated 2010
Equity and Long-Term Compensation Plan (the “Plan”), to be granted on September 30, 2024.
The Retention Performance Grant is intended to incentivize Mr. Kreiz’s continued leadership of the Company and execution of key growth initiatives and further align his incentive opportunity to the execution of our strategy and stockholder value creation by conditioning any vesting on the achievement of rigorous performance metrics tied to significant Company stock price performance and the Company’s relative total stockholder return (“relative TSR”) as compared to the companies comprising the
S&P 500 as of the date of grant.
In designing the Retention Performance Grant, the Committee considered Mr. Kreiz’s track record of strong performance as the
Company’s CEO and the importance of his continued leadership at the Company. The Committee believes that Mr. Kreiz’s leadership is a key factor for the Company’s ongoing success and growth potential and that Mr. Kreiz has been and continues to be the driving force behind the Company’s transformation to become an IP-driven toy business with an expanding entertainment offering. Highlights of Mr. Kreiz’s tenure include:
•Strong improvement in financial results across key metrics, including revenue, gross margin, and earnings per share
•Significantly increased market share in the major categories Dolls and Vehicles, and for Mattel’s leading power brands, Barbie and Hot Wheels
•In 2023, Mattel was the #1 toy company in the U.S. for the 30th consecutive year, achieving its largest annual share gain in the U.S. on record, per Circana
•Successfully executed cost savings programs, achieving over $1.3 billion of savings
•Achieved an investment grade credit rating and significantly strengthened financial position and flexibility
•Resumed share repurchases, including approving a $1 billion dollar share repurchase program in early 2024
•Initiated and continues to lead strategy to capture the full value of Mattel’s IP, including the launch of Mattel Films and Mattel Television Studios; Mattel Films has announced 16 motion pictures in active development with major studio partners, including the Company’s first movie, Barbie, which became a cultural phenomenon, achieving the largest global box office in 2023 and becoming the industry’s 15th-highest grossing movie of all time, and Mattel
Television Studios is distributing content in more than 190 countries and more than 30 languages, with 13 series and specials in 2024
•Successfully relaunched several owned franchises, including Masters of the Universe and Monster High, and won major entertainment licenses, including Disney Princess and Disney Frozen
The Retention Performance Grant has a target value of $15 million, with the target number of units granted to be determined based on the closing price of the Company’s common stock on the date of grant. The Retention Performance Grant is 100%
performance-based, with no portion of the Retention Performance Grant earned unless the Company achieves rigorous performance goals, as described below. In addition, the Retention Performance Grant will only be earned if Mr. Kreiz remains employed through the settlement date following the completion of a five-year vesting period from September 30, 2024 to
September 30, 2029 (such five-year vesting period referred to as the “performance measurement period”), subject to potential acceleration on certain qualifying terminations of employment as described below.
The Retention Performance Grant was designed by the Committee, in coordination with the Company’s independent compensation consultant, and is eligible to vest subject to Mr. Kreiz’s continuous service through the settlement date following the completion of the five-year performance measurement period, with 50% of the Retention Performance Grant subject to vesting based on the achievement of the stock price hurdles during the final three years of the five-year performance measurement period, and the remaining 50% of the Retention Performance Grant subject to vesting based on the Company’s relative TSR over the five-year performance measurement period, as set forth in the following tables:

Stock Price Hurdle	Percentage of Target Performance Units Earned
$27.00	0%
$33.50	50%
$40.00	100%
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A stock price hurdle will be deemed achieved if the average closing price of a share of the Company’s common stock for any consecutive thirty trading-day period during the final three years of the five-year performance measurement period equals or exceeds the applicable stock price hurdle set forth above. No portion of the Retention Performance Grant that is based on achievement of the stock price hurdles will vest unless the average closing price of a share of the Company’s common stock for any consecutive thirty trading-day period during the final three years of the five-year performance measurement period exceeds
$27.00 per share, which represents a 48% increase in the trading price of the Company’s common stock as compared to the closing price on the date of approval of the Retention Award.

Relative TSR	Percentage of Target Performance Units Earned
<55th Percentile	0%
55th Percentile	50%
85th Percentile	100%
Relative TSR will be measured over the five-year performance measurement period based on the Company’s performance as compared to the companies comprising the S&P 500 as of the date of grant. Importantly, no portion of the Retention
Performance Grant that is based on achievement of relative TSR will vest unless the Company’s total stockholder return over the five-year performance measurement period equals or exceeds the 55th percentile when compared to the companies comprising the S&P 500 as of the date of grant.
Linear interpolation will be used for achievement between the thresholds in the tables above. For the avoidance of doubt, the maximum number of performance-based restricted stock units that may be earned under the Retention Performance Grant is
200% of the target number of performance-based restricted stock units subject to the grant.
Under the terms of the Retention Performance Grant, there is no acceleration or continued vesting of the Retention Performance
Grant in the event of a termination of employment for any reason other than death or disability or due to a termination without
“cause” or for “good reason” (each as defined in the Company’s Amended and Restated Executive Severance Plan B (the
“Severance Plan”) (any such termination, a “qualifying termination”), provided that acceleration upon a qualifying termination absent a Change in Control (as defined in the Plan) will only occur if such qualifying termination occurs during the last three years of the five-year performance measurement period). Additionally, there is no “single trigger” Change in Control acceleration and any vesting acceleration following a Change in Control requires the occurrence of a qualifying termination.
Other than in connection with (i) his death or disability, (ii) a qualifying termination of employment that occurs during the final three years of the five-year performance measurement period, or (iii) a qualifying termination following a Change in Control,
Mr. Kriez will need to remain employed by the Company through the settlement date following the end of the five-year performance measurement period to receive any benefit under the Retention Performance Grant. The terms of the Severance
Plan applicable to Mr. Kreiz shall not apply to the Retention Performance Grant, except in the case of a qualifying termination that occurs following a Change in Control, as described in more detail below.
If Mr. Kreiz’s employment terminates during the five-year performance measurement period and prior to the occurrence of a
Change in Control due to his death or disability, (i) the achievement of the stock price hurdles will be measured on the date of termination and to the extent any stock price hurdle has been achieved, a pro-rated number of shares subject to the Retention
Performance Grant, determined based on the length of service completed during the five-year performance measurement period, shall vest in connection with such termination of employment, and (ii) following the end of the full five-year performance measurement period, the Committee will determine the relative TSR achievement for the full five-year performance measurement period and to the extent any relative TSR goal has been achieved, a pro-rated number of shares subject to the
Retention Performance Grant, determined based on the length of service completed during the five-year vesting period, shall vest in connection with such termination of employment. If Mr. Kreiz’s employment terminates due to death or disability following the completion of the five-year performance measurement period but prior to the occurrence of a Change in Control and prior to the settlement date, the number of shares subject to the Retention Performance Grant that are earned will be determined based on achievement of the performance goals through the end of the full five-year performance measurement period and shall vest in connection with such termination of employment without the need to remain employed through the settlement date. If Mr. Kreiz experiences a qualifying termination in the final three years of the five-year performance measurement period and prior to the occurrence of a Change in Control, (i) the achievement of the stock price hurdles will be measured on the date of termination and to the extent any stock price hurdle has been achieved, the corresponding number of shares subject to the Retention Performance Grant shall vest in connection with such termination of employment and (ii)
following the end of the full five-year performance measurement period, the Committee will determine the relative TSR achievement for the full five-year performance measurement period and to the extent any relative TSR goal has been achieved, the corresponding number of shares subject to the Retention Performance Grant shall vest at such time.
If a Change in Control occurs during the five-year performance measurement period and Mr. Kreiz remains employed until at least immediately prior to the occurrence of such Change in Control, the Retention Performance Grant will be eligible to
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convert into time-based restricted stock units based on achievement of the stock price hurdles and relative TSR based on the price paid per share of common stock in the Change in Control (or, with respect to achievement of the stock price hurdles, the actual achievement level during the last three years of the five-year performance measurement period, if higher), and such time-
based restricted stock units, if any, will vest at the end of the five-year performance measurement period subject to continued
employment through such date. In the event that performance through the date of the Change in Control results in fewer than the maximum number of units becoming time-based restricted stock units, the remaining shares subject to the Retention
Performance Grant will be forfeited; provided, however, that if the Company’s common stock (or the common stock of the acquiring or surviving entity in such Change in Control) continues to be publicly traded on a national stock exchange following such Change in Control, and Mr. Kreiz remains continuously employed following such Change in Control until the settlement date, the remaining shares subject to the Retention Performance Grant will remain outstanding and eligible to vest (the
“Continuing Performance Units”) based on the achievement of the stock price hurdles and relative TSR during the five-year performance measurement period (with such goals equitably adjusted as necessary to reflect the Change in Control).
Notwithstanding the foregoing, if, following the occurrence of a Change in Control and prior to the end of the five-year performance measurement period, Mr. Kreiz experiences a termination of employment due to death or disability, any such time-
based restricted stock units will vest in full as of the date of such termination and any Continuing Performance Units will be treated as described above with respect to a termination due to death or disability. Further, in the event of Mr. Kreiz’s qualifying termination that occurs following a Change in Control and prior to the end of the five-year performance measurement period, any such time-based restricted stock units will vest in full at the time of such termination and any
Continuing Performance Units will vest based on achievement of the stock price hurdles and relative TSR as of the date of such termination.
The foregoing description of the Retention Performance Grant does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Grant Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on
Form 8-K and incorporated by reference herein.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Exhibit Description
10.1	Form of Grant Agreement for Performance-Based Restricted Stock Units for Ynon Kreiz under the Mattel, Inc. Amended and Restated 2010 Equity and Long-Term Compensation Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATTEL, INC. Registrant

By:	/s/ Jonathan Anschell
	Name:	Jonathan Anschell
	Title:	Executive Vice President, Chief Legal Officer, and Secretary
Date: September 13, 2024